Mobile Telecommunications UltraSector ProFund
(the “Fund”)

Investor WCPIX
Service WCPSX

Supplement dated March 20, 2019
to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information
(dated November 29, 2018, each as supplemented or amended)

Important Notice Regarding Change in Index, Name and Investment Objective

* * * * *

On March 5, 2019, the Board of Trustees of ProFunds approved a change to the Fund’s underlying index, name and investment objective. The changes are scheduled to become effective on or about May 20, 2019.

As of the effective date of the index change, the following information will supplement or replace the corresponding information in the Fund’s Summary and Statutory Prospectus:

Name Change. The new name of the Fund will be the “Communications Services UltraSector ProFund.” Therefore, all references to the “Mobile Telecommunications UltraSector ProFund” in the Prospectus will be replaced with “Communications Services UltraSector ProFund.”

Important Information About the Fund / Investment Objective. The first sentence under “Important Information About the Fund” will be replaced in its entirety with:

The Communications Services UltraSector ProFund (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to one and one-half times (1.5x) the return of the S&P Communications Services Select Sector Index (the “Index”) for a single day, not for any other period.

The term “Index” in the Fund’s Objective will be defined as “S&P Communications Services Select Sector Index.”

Principal Investment Strategies. The first paragraph under “Principal Investment Strategies” is replaced in its entirety with:

The Fund invests in financial instruments that ProFund Advisors believes, in combination, should produce daily returns consistent with the Fund’s investment objective. The Index is constructed and maintained by S&P Dow Jones Indices LLC. The Index represents the communication services industry group of the S&P 500 Index (“S&P 500”). The Index is one of eleven (11) of the S&P Select Sector Indices (the “Select Sector Indices”), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard (“GICS”), which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index includes equity securities of companies from the following industries: diversified telecommunications services; wireless telecommunications services; media; entertainment; and interactive media & services. As of January 8, 2019, the top five companies in the Index by weight (i.e., percentage) are Facebook Inc., Alphabet Inc., Netflix, Inc., Activision Blizzard, Inc., and AT&T Inc. The Index is sponsored by Standard & Poor’s (the “Index Provider”), which is not affiliated with the Fund or ProFund Advisors. The Index Provider determines the composition of the Index and relative weightings of the Index constituents, and publishes information regarding the market value of the Index. The components of the Index may change over time. The Index is published under the Bloomberg ticker symbol “IXCTR”. The Fund will invest principally in the financial instruments set forth below. The Fund expects that its cash balances maintained in connection with the use of financial instruments will typically be held in money market instruments.

Principal Risks.

The second paragraph below the table under “compounding risk” is replaced with the following:

The Index was created in April 2018. Historical Index volatility will be available for the Index after it has live data performance for a full calendar year. After the Index has a full calendar year of performance information, performance information will be shown on an annual basis. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of U.S. exchange-traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.

“Telecommunication Services Industry Risk” is hereby removed.

The following New Risk is added:

Media and Entertainment Industry Risk – Media and entertainment companies within the Communication Services industry are impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry. In addition, media and entertainment companies are challenged by the changing tastes, topical interests and discretionary income of their targeted consumers. With the advancement of streaming technology, sales of content through physical formats (such as DVD and Blu-ray) and traditional content delivery services (such as cable TV providers and satellite dish operators) are declining in popularity as consumers increasingly opt to purchase digital content that is customizable, less expensive and takes up less physical space. The media and entertainment industry is regulated and changes to rules regarding advertising and the content produced by media and entertainment companies can increase overall production and distribution costs.

Finally, all references to the name “Mobile Telecommunications UltraSector ProFund” in the Fund’s Statement of Additional Information will be replaced with “Communications Services UltraSector ProFund” and all references to “Dow Jones Mobile Telecommunications Sector Index” will be replaced with “S&P Communications Services Select Sector Index.”
Please retain this supplement for future reference.